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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


           Date of Report
 (Date of earliest event reported)                       Commission File Number
----------------------------------                      ------------------------
         February 24, 2004                                       000-27941

                                 IMERGENT, INC.
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             (Exact name of Registrant as specified in its charter)


           Delaware                                             87-0591719
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(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)


                           754 East Technology Avenue
                                Orem, Utah 84097
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              (Address of principal executive offices and zip code)


                                 (801) 227-0004
                        --------------------------------
                         (Registrant's telephone number)

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Item 5. Other Events

         On February 24, 2004, Imergent, Inc. announced the appointment of Robert Lewis as its Chief Financial Officer. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

         (c)      99.1     Press release dated February 24, 2004 announcing
                           appointment of Robert Lewis.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 24, 2004                          IMERGENT, INC.

                                                 By: /s/ Donald Danks
                                                 -------------------------------
                                                 Name:  Donald Danks
                                                 Title: Chief Executive Officer

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